SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 23, 2004

                                 NUI Corporation
             (Exact name of registrant as specified in its charter)

                                   New Jersey
                 (State or Other Jurisdiction of Incorporation)

                                    001-16385
                            (Commission File Number)

                                   22-3708029
                     (I.R.S. Employer Identification Number)

                          550 Route 202-206, PO Box 760
                          Bedminster, New Jersey 07921
              (Address and zip code of principal executive offices)

                                 (908) 781-0500
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01--Entry into a Material Definitive Agreement.

     On September 23, 2004, NUI Corporation (the "Company"), AGL Resources Inc. ("AGL") and AGL's wholly owned subsidiary, Cougar Corporation ("Cougar"), entered into a Supplemental Agreement (the "Supplemental Agreement") to the Agreement and Plan of Merger (the "Merger Agreement") dated July 14, 2004, by and among the Company, AGL and Cougar. The parties agree that the receipt of a consent from the Florida Public Service Commission (the "FPSC") is not, in fact, a legal requirement for the consummation of the merger. The Supplemental Agreement waives the requirements of the Merger Agreement that a consent of the FPSC is required for the consummation of the acquisition.

     A copy of the Supplemental Agreement is filed herewith as Exhibit 2.1.

Item 9.01--Financial Statements and Exhibits

2.1  Supplemental Agreement dated September 23, 2004


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       NUI CORPORATION



                                       By:  /s/ Steven D. Overly
                                          --------------------------------------
                                          Name:  Steven D. Overly
                                          Title: Vice President, Chief Financial
                                                 Officer, General Counsel,
                                                 Treasurer and Secretary


Dated:  September 27, 2004

                                  EXHIBIT INDEX

Exhibit No.              Description
-----------              -----------


2.1                      Supplemental Agreement dated September 23, 2004